FAMLT 2004-1
Credit Risk Manager Report
November 2004

2004 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future.
The information in this Report is not
investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2004 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One 	Executive Summary

Section Two 	Prepayment Premium Analysis

Section Three 	Loss Analysis

Section Four 	Analytics


FAMLT 2004-1 Executive Summary November 2004
Transaction Summary
Closing Date: 		05/28/2004
Depositor: 		Structured Asset Securities Corporation
Trustee(s): 		U.S. Bank
Master Servicer: 	Aurora Loan Services Master Servicing
Servicer(s): 		Litton, Ocwen Financial Services
Mortgage Insurer(s): 	Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method:  OTS(1)

Collateral Summary  Closing Date 	10/31/2004(2)
as a Percentage of Closing Date
Collateral Balance  $903,015,234 	$781,435,812 	86.53%
Loan Count 	     5,166	  	4,661		90.22%

(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

Collateral Statistics 		Loan Count		Summed Balance
Repurchases* 			0			$0
First Payment Defaults 		26			$3,513,000
Early Payment Defaults** 	74			$12,350,936
Multiple Loans to One Borrower 	0			$0

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment

				Second Lien Statistics
				Loan Count		Summed Balance
Outstanding Second Lien Loans 	444			$21,750,676
30 Days Delinquent 		13			$501,559
60 Days Delinquent 		9			$415,190
90+ Days Delinquent 		13			$801,408

Delinquencies

Murrayhill noticed that delinquency counts have not reconciled between what the servicers are reporting and what is being reported on the remittance statement, particularly for loans in foreclosure status. We have requested a complete delinquency file from the master servicer that can be used to compare the delinquency counts reported to the securities administrator to those reported by each individual servicer.

				11/25/2004 Remittance
Delinquency Counts 		30	60	90+	FC	REO
As reported on remittance	154	69	149	10	0
As reported by servicer 	154	69	76	75	8
Difference 			0 	0	73	-65	-8

2004 The Murrayhill Company. All Rights Reserved.


Reconciliation of Prepayment Premiums for FAMLT 2004-1
Mortgage Data Through: October 31, 2004

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

				Trustee Remittance Date
	Class	25-Nov-04	25-Oct-04	25-Sep-04
25-Aug-04	25-Jul-04	25-Jun-04
P Class	$374,119	$348,691	$325,523	$296,026
$181,142	$139,493

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

				Trustee Remittance Date
	Servicer	25-Nov-04	25-Oct-04
25-Sep-04	25-Aug-04	25-Jul-04	25-Jun-04
TOTAL		$374,119	$348,691	$325,523
$296,026	$181,142	$139,493

Section 3: Reconciliation of the amounts remitted to the P
Classholders by the trustee, and the amount remitted by the servicer to the trustee.


Amount remitted by servicer:		$374,119
Amount remitted to the P Class:		$374,119
Difference:				 $0

Aggregate Paid-Off Loans Report for FAMLT 2004-1
Mortgage Data Through: October 31, 2004

Trustee Remittance Date		25-Nov-04	25-Oct-04
25-Sep-04	25-Aug-04	25-Jul-04	25-Jun-04
Loans with Active Prepayment Flags
with Premiums Remitted (A)		69	62		54		42		45		24

Loans without Prepayment Flags with
Premiums Remitted			0	0		0		0		0		0
Total Loans with Premiums Remitted (B)	69	62		54		42		45		24

Loans with Active Prepayment Flags (C)	69	66		56		43		46		26

Loans without Prepayment Flags with
Premiums Remitted			0	0		0		0		0		0
Subtotal (D)				69	66		56		43		46		26

Premiums Remitted for loans with Active
Prepayment Flags (A/C)		   100.00%	93.94%		96.43%		97.67%		97.83%		92.31%

Total Loans with Premiums Remitted
to the Subtotal (B/D)		   100.00%	93.94%		96.43%		97.67%		97.83%		92.31%

Total Paid-Off Loans (E)	       109	111		97		67		82		51
Total Loans with Premiums Remitted
to the Total Paid-Off Loans (B/E)     63.3%	55.9%		55.7%		62.7%		54.9%		47.1%

Paid-Off Loans Exception Report for FAMLT 2004-1
"Mortgage Data Through: October 31, 2004"

		Total
Total Paid-Off Loans with Flags		69
Less Exceptions:
	Loans with Expired Prepayment Clauses
(as stated in the Note)*	0

	Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*	0

	Loans that were Liquidated from REO Status*	0

	Loans with Discrepancies between the Data File and the Note*	0

	Defaulted Liquidated Loans that Could Not Have
Collected Premiums because of the Acceleration of the Debt*	0

	Loans that were Liquidated Through Loss Mitigation Efforts*	0
Total Paid-Off Loans with Active Prepayment Flags (C)		69

Other Exceptions:
	Paid-Off Loans that Did Not have Premiums Collected
because of State Statutes	0

	Paid-Off Loans with Active Prepayment Flags that
Have Not Remitted Premiums	0

*  These categories are mutually exclusive.

Paid-Off Loans With Prepayment Flags for FAMLT 2004-1
		"Mortgage Data Through: October 31, 2004"
Payoff Date
	Payoff Date	Loan Number	Delinquency String
Origination Date	PPP Flag	Exp. Date	Payoff Balance
PPP Remitted	% of Premium to Payoff Balance	"No Premium Collected, w/ Flag"
"PPP Collected, No Flag"	Comments
	11914271	4940433	CCCC0	11/24/2003	2	 11/24/2005 	" $75,726 "	" $3,217 "	4%
	11924932	4941386	CCCC0	11/24/2003	2	 11/24/2005 	" $301,534 "	" $7,980 "	3%
	11924916	4940740	CCCC0	12/2/2003	2	 12/2/2005 	" $114,581 "	" $4,579 "	4%
	12130654	4941561	CCCC0	12/12/2003	2
12/12/2005 	" $501,620 "	" $17,536 "	3%
	12126900	4941460	CCCC0	12/19/2003	2
12/19/2005 	" $355,912 "	" $10,291 "	3%
	11920576	4940091	CCCC0	12/24/2003	2	 12/24/2005 	" $34,075 "	 $342 	1%
	11926748	4941146	CCCC0	12/24/2003	2	 12/24/2005 	" $194,348 "	" $4,641 "	2%
	11914305	4940961	CCCC0	12/24/2003	2	 12/24/2005 	" $147,208 "	" $4,781 "	3%
	11922639	4941319	CCCC0	12/24/2003	2	 12/24/2005 	" $260,624 "	" $6,977 "	3%
	11922845	4940578	99FF0	12/26/2003	2	 12/26/2005 	" $93,693 "	" $3,187 "	3%
	12125241	4941289	CCCC0	12/26/2003	2	 12/26/2005 	" $249,397 "	" $7,211 "	3%
	11910361	4940946	CCCC0	12/29/2003	2	 12/29/2005 	" $144,579 "	" $3,312 "	2%
	11917291	4941005	CCCC0	12/30/2003	2	 12/30/2005 	" $159,099 "	" $1,591 "	1%
	12126892	4941327	CCCC0	12/30/2003	2	 12/30/2005 	" $265,304 "	" $6,078 "	2%
	12117214	4941325	CCCC0	12/30/2003	2	 12/30/2005 	" $265,791 "	" $7,706 "	3%
	11911921	4940756	CCCC0	12/31/2003	2	 12/31/2005 	" $115,294 "	" $2,821 "	2%
	12130308	4940902	CCCC0	12/31/2003	2	 12/31/2005 	" $134,662 "	" $3,590 "	3%
	11915212	4941233	CCCC0	12/31/2003	2	 12/31/2005 	" $223,715 "	" $6,358 "	3%
	11908829	4941110	CCC30	1/6/2004	2	 1/6/2006 	" $183,902 "	" $1,845 "	1%
	12113940	4940702	CCCC0	1/8/2004	2	 1/8/2006 	" $109,417 "	" $3,275 "	3%
	11922944	4941130	CCCC0	1/14/2004	2	 1/14/2006 	" $188,932 "	" $5,471 "	3%
	11929288	4941787	CCCC0	1/20/2004	2	 1/20/2006 	" $40,804 "	 $411 	1%
	11912259	4940078	CCCC0	1/20/2004	2	 1/20/2006 	" $31,726 "	" $1,308 "	4%
	11927761	4942489	CCCC0	1/20/2004	2	 1/20/2006 	" $129,680 "	" $3,421 "	3%
	11926730	4942469	CCCC0	1/20/2004	2	 1/20/2006 	" $127,652 "	" $5,097 "	4%
	11935715	4940148	CCC30	1/21/2004	2	 1/21/2006 	" $41,118 "	" $1,738 "	4%
	11916111	4942660	CCC30	1/21/2004	2	 1/21/2006 	" $165,390 "	" $3,291 "	2%
	12129979	4940871	CCCC0	1/22/2004	2	 1/22/2006 	" $131,366 "	" $4,193 "	3%
	12112686	4942790	CCCC0	1/22/2004	2	 1/22/2006 	" $199,000 "	" $5,551 "	3%
	11928512	4942845	CC330	1/22/2004	2	 1/22/2006 	" $220,321 "	" $7,485 "	3%
	11921680	4940303	CCCC0	1/23/2004	2	 1/23/2006 	" $59,001 "	" $2,120 "	4%
	11939436	4943193	CCCC0	1/23/2004	2	 1/23/2006 	" $527,457 "	" $13,714 "	3%
	12119855	4942612	CCCC0	1/26/2004	2	 1/26/2006 	" $154,253 "	" $4,924 "	3%
	11908019	4942769	CCCC0	1/26/2004	2	 1/26/2006 	" $194,396 "	" $5,562 "	3%
	11919644	4942982	CCCC0	1/26/2004	2	 1/26/2006 	" $293,400 "	" $7,910 "	3%
	11913299	4942652	CCCC0	1/27/2004	2	 1/27/2006 	" $161,545 "	" $4,166 "	3%
	11935384	4942864	CCCC0	1/28/2004	2	 1/28/2006 	" $229,353 "	" $6,777 "	3%
	12118204	4942898	CCCC0	1/28/2004	2	 1/28/2006 	" $246,922 "	" $6,903 "	3%
	12130100	4941752	CCCC0	1/29/2004	2	 1/29/2006 	" $36,880 "	" $1,583 "	4%
	11931366	4942575	CCCC0	1/29/2004	2	 1/29/2006 	" $146,872 "	" $3,513 "	2%
	11939634	4942051	CCCC0	1/30/2004	2	 1/30/2006 	" $71,975 "	 "$725 	 "	1%
	11922563	4942537	CCCC0	1/30/2004	2	 1/30/2006 	" $138,628 "	" $3,580 "	3%
	11925260	4942941	CCCC0	1/30/2004	2	 1/30/2006 	" $269,833 "	" $7,803 "	3%
	11928900	4943030	CCCC0	2/4/2004	2	 2/4/2006 	" $337,312 "	" $9,944 "	3%
	11908241	4942412	CCCC0	2/9/2004	2	 2/9/2006 	" $118,597 "	" $4,232 "	4%
	11914115	4942471	CCCC0	2/9/2004	2	 2/9/2006 	" $125,858 "	" $5,203 "	4%
	11934329	4944491	CCCC330	3/5/2004	2	 3/5/2006 	" $179,403 "	" $5,012 "	3%
	11925658	4944883	CCCCCC0	3/16/2004	2	 3/16/2006 	" $334,305 "	" $9,347 "	3%
	11917275	4943807	CCC3690	3/18/2004	2	 3/18/2006 	" $87,943 "	" $2,935 "	3%
	12117636	4944459	CCCCCC0	3/18/2004	2	 3/18/2006 	" $172,247 "	" $4,933 "	3%
	11920667	4944260	CCCC360	3/19/2004	2	 3/19/2006 	" $139,751 "	" $3,691 "	3%
	11926367	4944984	CCCCCC0	3/22/2004	2	 3/22/2006 	" $428,037 "	" $10,841 "	3%
	11940046	4943274	CCCCCC0	3/23/2004	2	 3/23/2006 	" $24,764 "	" $1,026 "	4%
	11918133	4943868	CCCCCC0	3/23/2004	2	 3/23/2006 	" $95,642 "	" $2,438 "	3%
	11926169	4945008	CCCCCC0	3/24/2004	2	 3/24/2006 	" $463,543 "	" $12,836 "	3%
	11935772	4943462	CCCCCC0	3/26/2004	2	 3/26/2006 	" $47,563 "	" 951 	  "	2%
	11908811	4944825	CCCCCC0	3/30/2004	2	 3/30/2006 	" $292,021 "	" $9,921 "	3%
	11913935	4944236	CCCCCC0	3/31/2004	2	 3/31/2006 	" $135,772 "	" $2,711 "	2%
	12115408	4944120	CCCCCC0	3/31/2004	2	 3/31/2006 	" $123,022 "	" $3,628 "	3%
	11911673	4944393	CCCC3C0	3/31/2004	2	 3/31/2006 	" $157,432 "	" $4,398 "	3%
	12113692	4944594	CCCCCC0	3/31/2004	2	 3/31/2006 	" $201,905 "	" $7,053 "	3%
	11931846	4945138	CCCCCC0	4/5/2004	2	 4/5/2006 	" $164,734 "	" $1,919 "	1%
	11938602	4943962	CCCCCC0	4/6/2004	2	 4/6/2006 	" $105,122 "	" $3,252 "	3%
	11916962	4941496	CCCC0	12/24/2003	3	 12/24/2006 	" $384,583 "	" $9,811 "	3%
	12121240	4940710	CCCC0	12/30/2003	3	 12/30/2006 	" $110,049 "	" $2,201 "	2%
	12124632	4941355	CCCC0	12/31/2003	3	 12/31/2006 	" $279,128 "	" $8,918 "	3%
	12120119	4943068	CCCC0	2/10/2004	3	 2/10/2007 	" $359,444 "	" $10,037 "	3%
	11932356	4942716	CCCC0	2/11/2004	3	 2/11/2007 	" $179,731 "	" $7,630 "	4%
	11910320	4944931	CCCCCC0	2/26/2004	3	 2/26/2007 	" $376,375 "	" $13,510 "	4%

FAMLT 2004-1 Historical Monthly Losses
Losses Through: October 31, 2004

Date		Loan Loss Amount	Loss Percentage
11/25/2004		$0.00		0.00%
10/25/2004		$0.00		0.00%
9/25/2004		$14,456.89	0.00%
8/25/2004		$0.00		0.00%
7/25/2004		$836.82		0.00%
6/25/2004		$0.00		0.00%
Totals: 		$15,293.71	0.00%
1The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Loss Reconciliation Report
Trustee Remittance Date: November 25, 2004


Remittance Statement	Summary

11/25/2004	$16,375	Loan-Level Losses:	$0
			Subsequent Losses:	$0
			Subsequent Gains:	$0
			Monthly Security Loss:	$0
			Losses Remitted:	$16,375
			Difference1:	($16,375)


Loan Number	Loss	Loan Number	Loss	Loan Number	Loss

Category	Total:	$0

* In this month's remittance there were $16,375 in losses that were remitted to the trust, none of which can be reconciled with the servicer's data provided to Murrayhill.  Furthermore,
cumulative realized losses for this security equal
$51,353; however, we have only been able to reconcile $15,294 of the losses. Murrayhill contacted the master servicer regarding the discrepancy and they stated that they also only reported $15,294 worth
of losses.   We have contacted the securities administrator and
determined that the error lies in the securities administrator's interpretation of the master servicer's remittance wire. The securities administrator stated that the discrepancy will be corrected in the 12/25/2004 remittance. We will continue to monitor this situation until the discrepancy is resolved.

2004 The Murrayhill Company.  All Rights Reserved.


FAMLT 2004-1 Loss Report
Losses Through: October 31, 2004
September 25, 2004
Origination	Original Amount
Loan Number	State	Date	Original LTV
Original Appraisal	Loss	Loss Severity
4942060	CA	2/11/2004	20%	$73,229
$14,456.89	19.74%
$366,145
Monthly Total:	$14,456.89	19.74%
July 25, 2004
Origination	Original Amount
Loan Number	State	Date	Original LTV
Original Appraisal	Loss	Loss Severity
4945065	CA	4/15/2004	69%	$571,200
$836.82	0.15%
$830,000
Monthly Total:	$836.82	0.15%
Overall Total:	$15,293.71	2.37%

FAMLT 2004-1 FICO Distribution by Status
Mortgage Data Through: October 31, 2004

FICO	Delinquency	Percentage
500	Current		0.005
500	Delinquent	0.008
510	Current		0.015
510	Delinquent	0.024
510	Paid Off	0.027
520	Current		0.028
520	Delinquent	0.065
520	Paid Off	0.017
530	Current		0.033
530	Delinquent	0.063
530	Paid Off	0.027
540	Current		0.032
540	Delinquent	0.073
540	Paid Off	0.047
550	Current		0.044
550	Delinquent	0.076
550	Paid Off	0.032
560	Current		0.04
560	Delinquent	0.047
560	Paid Off	0.042
570	Current		0.04
570	Delinquent	0.063
570	Paid Off	0.049
580	Current		0.058
580	Delinquent	0.073
580	Paid Off	0.064
590	Current		0.047
590	Delinquent	0.058
590	Paid Off	0.039
600	Current		0.069
600	Delinquent	0.063
600	Paid Off	0.064
610	Current		0.076
610	Delinquent	0.084
610	Paid Off	0.081
620	Current		0.088
620	Delinquent	0.052
620	Paid Off	0.091
630	Current		0.073
630	Delinquent	0.068
630	Paid Off	0.061
640	Current		0.065
640	Delinquent	0.045
640	Paid Off	0.066
650	Current		0.056
650	Delinquent	0.029
650	Paid Off	0.052
660	Current		0.045
660	Delinquent	0.024
660	Paid Off	0.044
670	Current		0.048
670	Delinquent	0.018
670	Paid Off	0.057
680	Current		0.034
680	Delinquent	0.016
680	Paid Off	0.017
690	Current		0.025
690	Delinquent	0.021
690	Paid Off	0.025
700	Current		0.017
700	Paid Off	0.022
710	Current		0.013
710	Delinquent	0.003
710	Paid Off	0.017
720	Current		0.012
720	Delinquent	0.008
720	Paid Off	0.01
730	Current		0.012
730	Delinquent	0.005
730	Paid Off	0.017
740	Current		0.009
740	Paid Off	0.012
750	Current		0.004
750	Delinquent	0.003
760	Current		0.003
760	Paid Off	0.005
770	Current		0.005
770	Delinquent	0.005
770	Paid Off	0.007
780	Current		0.003
780	Paid Off	0.007
790	Current		0
790	Delinquent	0.008
800	Current		0
820	Current		0

Status		# of Loans	Average	Std. Deviation
Current		4,279		615	57.765
Delinquent	382		590	54.369
Paid Off	407		617	57.296
Total:		5,068

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2004

LTV	Delinquency	Percentage
0.1	Current		0
0.1	Delinquent	0.003
0.2	Current		0.089
0.2	Paid Off	0.086
0.2	Delinquent	0.086
0.3	Paid Off	0.01
0.3	Current		0.01
0.3	Delinquent	0.005
0.4	Paid Off	0.007
0.4	Delinquent	0.003
0.4	Current		0.011
0.5	Delinquent	0.01
0.5	Current		0.015
0.5	Paid Off	0.017
0.6	Current		0.04
0.6	Paid Off	0.061
0.6	Delinquent	0.031
0.7	Paid Off	0.123
0.7	Current		0.105
0.7	Delinquent	0.092
0.8	Paid Off	0.344
0.8	Delinquent	0.432
0.8	Current		0.358
0.9	Paid Off	0.3
0.9	Delinquent	0.301
0.9	Current		0.304
1	Delinquent	0.037
1	Paid Off	0.052
1	Current		0.068

Status		# of Loans	Average	Std. Deviation
Current		4,279		0.827	0.119
Delinquent	382		0.824	0.107
Paid Off	407		0.816	0.12
Total:		5,068

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Balance Distribution by Status
Mortgage Data Through: October 31, 2004

Balance	Delinquency	Percentage
0	Current		0
20000	Current		0.017
20000	Delinquent	0.021
30000	Current		0.041
30000	Delinquent	0.058
40000	Current		0.05
40000	Delinquent	0.047
50000	Current		0.052
50000	Delinquent	0.089
60000	Current		0.049
60000	Delinquent	0.089
70000	Current		0.051
70000	Delinquent	0.058
80000	Current		0.051
80000	Delinquent	0.045
90000	Current		0.048
90000	Delinquent	0.039
100000	Current		0.051
100000	Delinquent	0.055
110000	Current		0.05
110000	Delinquent	0.047
120000	Current		0.044
120000	Delinquent	0.042
130000	Current		0.044
130000	Delinquent	0.047
140000	Current		0.036
140000	Delinquent	0.037
150000	Current		0.036
150000	Delinquent	0.021
160000	Current		0.025
160000	Delinquent	0.013
170000	Current		0.022
170000	Delinquent	0.016
180000	Current		0.027
180000	Delinquent	0.024
190000	Current		0.018
190000	Delinquent	0.01
200000	Current		0.024
200000	Delinquent	0.021
210000	Current		0.019
210000	Delinquent	0.024
220000	Current		0.013
220000	Delinquent	0.013
230000	Current		0.015
230000	Delinquent	0.013
240000	Current		0.011
240000	Delinquent	0.01
250000	Current		0.013
250000	Delinquent	0.005
260000	Current		0.011
260000	Delinquent	0.005
270000	Current		0.007
270000	Delinquent	0.008
280000	Current		0.011
280000	Delinquent	0.003
290000	Current		0.008
290000	Delinquent	0.005
300000	Current		0.008
300000	Delinquent	0.01
310000	Current		0.005
310000	Delinquent	0.013
320000	Current		0.008
320000	Delinquent	0.003
330000	Current		0.007
330000	Delinquent	0.003
340000	Current		0.008
340000	Delinquent	0.008
350000	Current		0.008
350000	Delinquent	0.003
360000	Current		0.004
360000	Delinquent	0.013
370000	Current		0.005
370000	Delinquent	0.008
380000	Current		0.008
380000	Delinquent	0.008
390000	Current		0.005
390000	Delinquent	0.005
400000	Current		0.006
400000	Delinquent	0.008
410000	Current		0.004
410000	Delinquent	0.003
420000	Current		0.006
430000	Current		0.004
430000	Delinquent	0.003
440000	Current		0.003
450000	Current		0.002
450000	Delinquent	0.005
460000	Current		0.004
460000	Delinquent	0.003
470000	Current		0.002
480000	Current		0.003
480000	Delinquent	0.003
490000	Current		0.003
500000	Current		0.002
510000	Current		0.005
520000	Current		0.006
520000	Delinquent	0.005
530000	Current		0.002
540000	Current		0.002
540000	Delinquent	0.003
550000	Current		0.002
550000	Delinquent	0.003
560000	Current		0.003
570000	Current		0.002
570000	Delinquent	0.003
580000	Current		0.005
580000	Delinquent	0.003
590000	Current		0.003
590000	Delinquent	0.005
600000	Current		0.004
600000	Delinquent	0.008
610000	Current		0.002
620000	Current		0.002
630000	Current		0.003
630000	Delinquent	0.003
640000	Current		0.003
650000	Current		0.005
650000	Delinquent	0.008
680000	Current		0
700000	Current		0
740000	Current		0
760000	Current		0
830000	Current		0
840000	Current		0
1000000	Current		0

Status		# of Loans	Average		Std. Deviation
Current		4,279		169,293.44	140,391.56
Delinquent	382		149,291.00	131,983.18
Total:		4,661

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: October 31, 2004

Mortgage Type	Delinquency	Percentage
Investment Home	Current		0.144
Investment Home	Delinquent	0.154
Investment Home	Paid Off	0.162
Primary Home	Current		0.851
Primary Home	Delinquent	0.838
Primary Home	Paid Off	0.83
Second Home	Current		0.005
Second Home	Delinquent	0.008
Second Home	Paid Off	0.007

Mortgage Type	Loan Count
Total Balance	Avg. Balance
Std. Deviation
ARM		3,822
650,350,782.40	170,159.81	147,259.18
Fixed		1,246
131,085,029.20	105,204.68	109,003.70
Total:		5,068		781,435,811.60

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2004

Mortgage Term	Delinquency	Percentage
180		Current		0.118
180		Delinquent	0.099
180		Paid Off	0.106
360		Paid Off	0.894
360		Delinquent	0.901
360		Current		0.882

# of Loans	Other	120	180	240	360
5,068		0	0	586	0	4482

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2004


Origination Statistics			Current Loans
Number of Loans: 	5,166		Number of Loans: 	4,279
Purpose			Number	Percentage
Purpose		Number	Percentage
Cash-out refinance	1,580	30.6%
Cash-out refinance	1,295	30.3%
Purchase		2,411	46.7%
Purchase		1,984	46.4%
Rate/term 		400	7.7%
Rate/term 		348	8.1%
Home 			0	0.0%
Home 			0	0.0%
Other			775	15.0%
Other			652	15.2%
Total			5,166	100%
Total			4,279	100%

Delinquent Loans			Paid Off Loans
Number of Loans: 	382
Number of Loans: 	407
Purpose			Number	Percentage
Purpose		Number	Percentage
Cash-out refinance	94	24.6%
Cash-out refinance	155	38.1%
Purchase		230	60.2%
Purchase		165	40.5%
Rate/term 		28	7.3%
Rate/term 		18	4.4%
Home 			0	0.0%
Home 			0	0.0%
Other			30	7.9%
Other			69	17.0%
Total			382	100%
Total			407	100%

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Ownership Distribution by Status
Mortgage Data Through: October 31, 2004

Ownership Type	Delinquency	Percentage
Investment Home	Current		0.144
Investment Home	Delinquent	0.154
Investment Home	Paid Off	0.162
Primary Home	Current		0.851
Primary Home	Delinquent	0.838
Primary Home	Paid Off	0.83
Second Home	Current		0.005
Second Home	Delinquent	0.008
Second Home	Paid Off	0.007

Title		# of Loans
Investment Home	740
Primary Home	4,299
Second Home	29
Total:		5,068

Copyright 2004, The Murrayhill Company. All rights reserved.

FAMLT 2004-1 Delinquent Count Over Time
Mortgage Data Through: October 31, 2004

			Total Count in Status
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
31-Oct-04	154	69	76	75		8
30-Sep-04	166	68	68	49		7
31-Aug-04	151	52	53	39		1
31-Jul-04	123	66	40	14		0
30-Jun-04	110	40	24	0		0
31-May-04	3	0	0	0		0

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2004

Total Balance in Status
AsOfDate	30 Days		60 Days
90 Days		Foreclosure	REO
31-Oct-04	$21,616,725	$10,513,513
$9,075,755	$14,425,788	$1,397,384
30-Sep-04	$22,250,292	$11,853,867
$7,654,956	$10,106,784	$828,425
31-Aug-04	$23,922,463	$9,814,978
$6,546,765	$6,908,847	$39,974
31-Jul-04	$19,542,229	$9,168,727
$4,989,522	$3,067,293	-
30-Jun-04	$15,701,213	$6,516,720
$3,295,524	-		-
31-May-04	$654,100	$0
$0		-		-

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2004

Date 1	Distribution Date	CPR
3-Month MA	6-Month MA	12-Month MA
31-Oct-04	25-Nov-04	30.19%	29.00%
30-Sep-04	25-Oct-04	30.01%	25.81%
31-Aug-04	25-Sep-04	26.74%	22.84%
31-Jul-04	25-Aug-04	20.37%
30-Jun-04	25-Jul-04	21.24%

1Data in table is displayed for only the most recent 18 months.

2004 The Murrayhill Company.  All Rights Reserved.

FAMLT 2004-1 Historical SDA Performance
Mortgage Data Through: October 31, 2004

			Weighted
Monthly
Date	Average Age	Default Amt
Default Rate	CDR (F-R)	SDA Curve	SDA %
31-Oct-04	8.28	$568,959
0.07%		0.84%		0.17%		505%
30-Sep-04	7.28	$788,451
0.09%		1.07%		0.15%		738%
31-Aug-04	6.29	$39,974
0.00%		0.00%		0.13%		0%
31-Jul-04	5.29	$0
0.00%		0.00%		0.11%		0%
30-Jun-04	4.30	$0
0.00%		0.00%		0.09%		0%
31-May-04	1.88	$0
0.00%		0.00%		0.04%		0%

Averages:	5.55	$232,897
0.03%		0.32%		0.11%		207%

2004 The Murrayhill Company.  All Rights Reserved.